CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the quarterly report of White Mountain Titanium Corporation (the “Company”) on Form 10-Q for the three months ended September 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned principal financial officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 7, 2013

/s/ Michael P. Kurtanjek
Michael P. Kurtanjek, President & Chief Executive Officer
(Principal Executive Officer)